SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) August 3, 2004

Credit Suisse First Boston Mortgage Acceptance Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-110800 (Commission File Number)	13-3460894 (IRS Employer ID Number)

Eleven Madison Avenue, 5th Floor, New York, NY	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:	(212) 325-2000

N/A
(Former name or former address, if changed since last report)

Item 5.

OTHER EVENTS

Filing of Form T-1

On August 3, 2004, Credit Suisse First Boston Mortgage Acceptance Corp. (the “Company”) is filing a Form T-1 to designate U.S. Bank National Association to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 and 307 of the Trust Indenture Act of 1939.  Form T-1 is annexed hereto as Exhibit 25.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

Information and Exhibits

(a)

Financial Statements of business acquired.

Not applicable.

(b)

Pro Forma financial information.

Not applicable.

(c)

Exhibit No.

Description

25

Form T-1 Statement of Eligibility under the Trust indenture Act of 1939, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.

By:

/s/ John P. Graham

Name:  John P. Graham

Title:   Vice President

Dated: August 3, 2004

Exhibit Index

Exhibit            Description

Page

25

Form T-1 Statement of Eligibility under the

Trust Indenture Act of 1939, as amended.                    5

EXHIBIT 25